Exhibit 32

Section 1350 Certifications
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

                         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                         United States Code), each of the undersigned officers of Ingersoll-Rand Company Limited (the Company), does hereby certify that:

                         The quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the Form 10-Q) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the
                         Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                        /S/ Herbert L. Henkel
                        Herbert L. Henkel
                        Chief Executive Officer
                        November 9, 2004

                        /S/ Timothy R. McLevish
                        Timothy R. McLevish
                        Chief Financial Officer
                        November 9, 2004